UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  FORM 8-K

                               CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  August 1, 2006


                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


       501 Alliance Avenue, Suite 400, Toronto, ON.  M6N 2J1, Canada
                  (Address of principal executive offices)

                              (416) 769-8788
                      (Registrant's telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 4, 2005, Empire Global Corp. (formerly Tradestream Global Corp., formerly Vianet Technology Group Limited) (the "Company") entered into a Plan of Merger and Reorganization with Excel Empire Limited ("Excel"), a British Virgin Islands corporation, pursuant to which Excel has agreed to merge into the Company, and the shareholders of Excel will be issued a total of 36,400,000 restricted shares of Company common stock.

There are no material relationships, other than in respect to the transaction, between the shareholders of Excel and the Company and its affiliates, or any of its officers or directors, or any associate of such officers or directors.

The description contained in this Item 1.01 of the Plan of Merger and Reorganization is qualified in its entirety by reference to the full text of the Plan of Merger and Reorganization dated November 4, 2005, which was filed on November 10, 2005 on Form 8-K dated November 4, 2005 as Exhibit 2.1.

A copy of the press release issued by Empire Global Corp. was filed on November 10, 2005 on Form 8-K dated November 4, 2005 as Exhibit 99.1.


ITEM 2.01 - ACQUISITION OR DISPOSITION OF ASSETS

On August 1, 2006, our board members acted by written consent to complete the acquisition of Excel Empire Limited ("Excel"), a British Virgin Islands corporation with the company as the surviving entity. As a result of the acquisition, the former shareholders of Excel received 36,400,000 shares of common stock of the Company.

Excel owns and operates a revenue-producing commercial real estate complex in Jiaozuo City, Henan Province in the Peoples Republic of China. The complex is located on a 21,309 square meter property and is comprised of a newly constructed shopping plaza, which opened on November 28, 2004, the plaza is an eight level structure with two underground levels one of which is designated for parking and the other is dedicated to retail. The 6 storeys above ground are dedicated to retail space and an administration area, the total gross floor area of the shopping plaza is 72,998.91 square meters; the second component of the complex is a new hotel of five-star caliber that is currently under construction, the property sits immediately adjacent to the shopping plaza and will compliment travelers and shoppers visiting the city. The hotel is a 25 storey structure with a total gross floor area of 43,364.97 square meters of which the ground level will be the main lobby, cafes and shops, while floors 2 through 8 will be restaurants, spas, recreation pool and clubhouse, conference centers and lower level guest rooms while floors 9 through 25 will be upper level guest rooms, suites, executive rooms and presidential suites. The hotel will be managed under a ten-year management agreement by Days Hotel and Suites of Days Worldwide Corporation and is expected to open in 2006.

There are no material relationships, other than in respect to the transaction, between the shareholders of Excel and the Company and its affiliates, or any of its officers or directors, or any associate of such officers or directors.

The Company will file Audited Financial Statements of Excel Empire Limited for the years ended December 31, 2004 and 2003 and the Unaudited Financial Statements of Excel Empire Limited for the quarter ended December 31, 2005 and proforma financial information by amendment by October 16, 2006. 5:00 PM EST)

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ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

On August 1, 2006, Empire Global Corp. completed the acquisition of Excel Empire Limited. As a result of the acquisition, the former shareholders of Excel received 36,400,000 shares of common stock of the Company in exchange for 100% of the issued and outstanding shares of Excel Empire Limited.

The shares issued in the acquisition are exempt from the registration requirements of the Securities Act of 1933 (the "Act") pursuant to Section 4(2) of the Act. Each investor is an "accredited investor" under the Act. Each of the certificates representing shares of the Company's common stock issued in the acquisition contain restrictive legends preventing the sale, transfer or other disposition of such shares, unless registered under the Securities Act.

The following is a list of investors and compensation received in regards to the aforementioned acquisition of Excel Empire Limited.

Investor's Name                       Common Stock Received
---------------                       ---------------------
Bing Xu                                           2,340,000
Junping Qu                                        2,340,000
Jiaosheng Guo                                     1,092,000
Ya Li                                             2,184,000
Baozeng Liu                                       1,092,000
Mingliang Li                                      1,872,000
Guizhi Li                                         1,560,000
Aimin Qu	                                  1,560,000
Aijun Qu                                          1,560,000
Delin Qu                                          1,560,000
Cong Miao                                         1,560,000
Jing Xu                                           1,560,000
Ming Xu                                           1,560,000
Liping Guo                                        1,040,000
Xiurong Zhi                                       1,560,000
Lanming Wang                                      1,560,000
Billion Charm Group Limited                       2,158,000
Acme Energy International Limited                 2,158,000
Lian Wen Wang                                       941,100
Hai Shan Wang                                     1,600,000
Qi Hui Yao                                           15,800
Ace Super Limited                                 2,500,000
Frecalex Limited                                     64,000
Xiao Qing Li                                         90,700
Wen Tao Zhu                                          15,800
Ming Wang                                            15,800
Yuen Yee Cheung                                      37,400
Yi Sze Li                                           776,200
I Min Li                                              3,800
Feng Rong Bai                                         8,000
Siu Ting Chan                                         8,000
Wang Li Wang                                            800
Danny Wong                                            6,600
                                      ---------------------
                                                 36,400,000

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ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

         Audited Financial Statements of Excel Empire Limited for the years ended December 31, 2004 and 2003.
         (to be filed by amendment, by October 16, 2006. 5:00 PM EST)

         Unaudited Financial Statements of Excel Empire Limited for the quarter ended December 31, 2005.
         (to be filed by amendment, by October 16, 2006. 5:00 PM EST)

(b) Proforma Financial Information

         Proforma Financial Information
         (to be filed by amendment, by October 16, 2006. 5:00 PM EST)

(d) Exhibits

         *Exhibit 2.1     Plan of Merger and Reorganization.
                          Dated November 4, 2005.


         *Exhibit 99.1    Press Release.
                          Dated November 8, 2005.

* previously filed on November 10, 2005 on Form 8-K dated November 4, 2005.



                                SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATED:  August 8, 2006.              EMPIRE GLOBAL CORP.


                                     Per: /s/ KEN CHU
                                          ------------------------------
                                          KEN CHU
                                          Chief Executive Officer



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